                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): SEPTEMBER 30, 2002


                          KEY PRODUCTION COMPANY, INC.
               (Exact Name of Registrant as Specified in Charter)


       DELAWARE                       001-11769                 84-1089744
    (State or other                  (Commission               (IRS Employer
    jurisdiction of                  File Number)             Identification #)
    incorporation)


              707 SEVENTEENTH STREET, SUITE 3300, DENVER, CO 80202
                     (Address of Principal Executive Office)


                                 (303) 295-3995
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
             (Former name and address, if changed since last report)

ITEM 5. OTHER EVENTS

Key Production Company, Inc. (NYSE: KP) announced the completion of the merger with the exploration and production and gas marketing operations of Helmerich & Payne, Inc. (NYSE: HP) to create a new U.S.-based independent oil and gas company. A copy of the press release is attached hereto as
Exhibit 99.1.


Exhibit No.                         Description
-----------                         -------------
99.1                                Press Release


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              KEY PRODUCTION COMPANY, INC.


                              By:  /s/ Paul Korus
                                  ---------------------------
                              Name:    Paul Korus
                              Title:   Chief Financial Officer & Vice President


Dated:  September 30, 2002

                                  Exhibit Index

         Exhibit
         Number            Description
         --------          -----------
         99.1              Press Release of Key Production Company, Inc., dated September 30, 2002.
